UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021

Pegasus Digital Mobility Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40945 (Commission File Number)	98-1596591 (IRS Employer Identification No.)

71 Fort Street George Town Grand Cayman Cayman Islands (Address of principal executive offices)	KY1-1106 (Zip Code)

Registrant’s telephone number, including area code: +1345 769-4900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one redeemable Warrant	PGSS.U	New York Stock Exchange

Class A Ordinary Shares, par value $0.0001 per share	PGSS	New York Stock Exchange

Redeemable Warrants, each exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	PGSS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on October 26, 2021, Pegasus Digital Mobility Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). The Company also granted the underwriters a 45-day over-allotment option to purchase up to 3,000,000 additional Units (the “Over-allotment Units”) at the initial public offering price. Each Unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company, with each whole warrant entitling the holder thereof to purchase one whole Class A Ordinary Share at a price of $11.50 per share, subject to certain adjustments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000.

On October 26, 2021, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 9,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Pegasus Digital Mobility Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $9,000,000 in the aggregate. The Sponsor will purchase up to an additional 900,000 Private Placement Warrants (the “Additional Private Placement Warrants”) if the underwriters’ over-allotment option is exercised. The Private Placement Warrants were issued in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), in reliance on Section 4(a)(2) and Rule 506(b) of Regulation D under the Act.

A total of $202,000,000, comprised of (i) $193,216,381.50 of the net proceeds from the IPO, including $7,000,000 of the underwriters’ deferred discount, and (ii) $8,783,618.50 of the net proceeds of the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of October 26, 2021 reflecting receipt of the net proceeds upon consummation of the IPO and the Private Placement (excluding the Over-allotment Units and the Additional Private Placement Warrants) has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet, as of October 26, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasus Digital Mobility Acquisition Corp.

Dated: November 1, 2021	By:	/s/ Dr. Sir Ralf Speth
Dr. Sir Ralf Speth
Chief Executive Officer and Chairman of the Board of Directors